UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 11, 2013

AECOM TECHNOLOGY CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	1-33447	61-1088522
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

555 South Flower Street, Suite 3700

Los Angeles, California 90071

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code (213) 593-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)  On December 11, 2013, AECOM Technology Corporation (the “Company”) announced that its Board of Directors (the “Board”) has named the Company’s President, Michael S. Burke, to succeed John M. Dionisio as Chief Executive Officer of the Company, as part of a planned succession process.  Mr. Dionisio will become Executive Chairman of the Board when Mr. Burke succeeds him as Chief Executive Officer, effective at the Company’s Annual Meeting of Stockholders on March 6, 2014.  Mr. Burke also has been nominated to join the Board at that time.  In order to assist Mr. Burke and the Board with the transition, Mr. Dionisio has agreed to serve as Executive Chairman until March 2015.

(c)  Mr. Burke, age 50, was appointed President of the Company in October 2011.  He previously served as Chief Financial Officer from December 2006 to September 2011 and Executive Vice President from May 2006 to December 2006.  Mr. Burke also served as Chief Corporate Officer from May 2006 to January 2009.  He joined AECOM as Senior Vice President, Corporate Strategy, in October 2005.  From 1990 to 2005, Mr. Burke was with the accounting firm KPMG LLP, where he served in various senior leadership positions, most recently as a Western Area Managing Partner from 2002 to 2005 and was a member of KPMG’s Board of Directors from 2000 through 2005.  While on the KPMG Board of Directors, Mr. Burke served as the Chairman of the Board Process and Governance Committee and a member of the Audit and Finance Committee.  Mr. Burke currently serves on the Board of Directors of Rentech, Inc., and is the Chairman of its Audit Committee.  Additionally, Mr. Burke serves on the Board of Directors of Rentech Nitrogen Partners, L.P. and is the Chairman of its Audit Committee.  He also serves on various charitable and community boards.

The Company issued a press release on December 11, 2013 announcing Mr. Dionisio’s new role, the appointment of Mr. Burke to his new role and the pending election of Mr. Burke to the Board, all to be effective March 6, 2014.  A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01                                           Financial Statements and Exhibits.

(d)  Exhibits

99.1                Press Release, dated December 11, 2013, announcing AECOM’s succession plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

AECOM TECHNOLOGY CORPORATION

Dated: December 11, 2013	By:	/s/ DAVID Y. GAN
David Y. Gan
Senior Vice President, Assistant General Counsel

EXHIBIT INDEX

Exhibit

99.1        Press Release, dated December 11, 2013, announcing AECOM’s succession plan.